                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 October 2, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                            MEXICAN RESTAURANTS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               Texas                         000-28234                                 76-0493269
       -----------------------        ------------------------             ---------------------------------
       (State of Organization)        (Commission File Number)             (IRS Employer Identification No.)



                                 1135 Edgebrook
                             Houston, TX 77034-1899
         ---------------------------------------------------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (713) 943-7574
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.

         On October 2, 2001, Mexican Restaurants, Inc. (the "Company") reported that it is continuing to evaluate interest expressed by several parties with regard to a potential acquisition of all or a part of the Company. The Company indicated that while there is no time table for final resolution of these discussions, the Company currently anticipates that they will be completed in the next several months.

         A copy of the Company's press release with respect to the continuing discussions is filed as an exhibit to this report.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibit:

                  99.1 Press release of Mexican Restaurants, Inc., dated October 2, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEXICAN RESTAURANTS, INC.



                                        By:   /s/ ANDREW J. DENNARD
                                            -----------------------------------
                                            Name: Andrew J. Dennard
                                            Title:   Vice President, Chief
                                                        Financial Officer,
                                                     Treasurer and Corporate
                                                        Secretary


Date:  October 3, 2001

                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------
    99.1     Press release of Mexican Restaurants, Inc. dated October 2, 2001